UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026
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Hinge Health, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42657	81-1884841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Market Street, Suite 700
San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 726-2206
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	HNGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 10, 2026, Hinge Health, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2025. In the press release, the Company also announced that it would hold a conference call to discuss these financial results on February 10, 2026 at 1:30 p.m. Pacific time (4:30 p.m. Eastern time).
The Company makes reference to non-GAAP financial information in the press release and on the conference call. A reconciliation of these non-GAAP financial measures to their nearest GAAP equivalents is provided in the press release.
The information in Item 2.02 of this Current Report on Form 8-K (“Form 8-K”) and in the accompanying Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Form 8-K and in the accompanying Exhibit 99.1 attached hereto shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
On February 10, 2026, the Company posted supplemental investor materials on the investor relations section of the website (ir.hingehealth.com). The Company uses its ir.hingehealth.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to following SEC filings, press releases, public conference calls and webcasts.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1*	Press Release, dated February 10, 2026, issued by Hinge Health, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hinge Health, Inc.

Date:	February 10, 2026	By:	/s/ James Budge
James Budge, Chief Financial Officer